Exhibit 99.1

IHOP.emfApplebees white.emfAnnual Meeting of Stockholders May 28, 2014 © 2014 DineEquity, Inc. All rights reserved. de_logo+tag_3c_4CP.wmf IHOP.emfApplebees white.emfde_logo+tag_3c_4CP.wmf

Forward-Looking Information Statements contained in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify these forward-looking statements by words such as "may," "will," "should," "expect," "anticipate," "believe," "estimate," "intend," "plan" and other similar expressions. These statements involve known and unknown risks, uncertainties and other factors, which may cause actual results to be materially different from those expressed or implied in such statements. These factors include, but are not limited to: the effect of general economic conditions; the Company's indebtedness; risk of future impairment charges; trading volatility and the price of the Company’s common stock; the Company's results in any given period differing from guidance provided to the public; the highly competitive nature of the restaurant business; the Company's business strategy failing to achieve anticipated results; risks associated with the restaurant industry; risks associated with locations of current and future restaurants; rising costs for food commodities and utilities; shortages or interruptions in the supply or delivery of food; ineffective marketing and guest relationship initiatives and use of social media; changing health or dietary preferences; our engagement in business in foreign markets; harm to our brands' reputation; litigation; third-party claims with respect to intellectual property assets; environmental liability; liability relating to employees; failure to comply with applicable laws and regulations; failure to effectively implement restaurant development plans; our dependence upon our franchisees; concentration of Applebee's franchised restaurants in a limited number of franchisees; credit risk from IHOP franchisees operating under our previous business model; termination or non-renewal of franchise agreements; franchisees breaching their franchise agreements; insolvency proceedings involving franchisees; changes in the number and quality of franchisees; inability of franchisees to fund capital expenditures; heavy dependence on information technology; the occurrence of cyber incidents or a deficiency in our cybersecurity; failure to execute on a business continuity plan; inability to attract and retain talented employees; risks associated with retail brand initiatives; failure of our internal controls; and other factors discussed from time to time in the Company's Annual and Quarterly Reports on Forms 10-K and 10-Q and in the Company's other filings with the Securities and Exchange Commission. The forward-looking statements contained in this presentation are made as of the date hereof and the Company assumes no obligation to update or supplement any forward-looking statements. Non-GAAP Financial Measures This presentation includes references to the Company's non-GAAP financial measures "adjusted net income available to common stockholders (adjusted EPS)," "EBITDA," "free cash flow," and "segment EBITDA." "Adjusted EPS" is computed for a given period by deducting from net income or loss available to common stockholders for such period the effect of any closure and impairment charges, any gain or loss related to debt extinguishment, any intangible asset amortization, any non-cash interest expense, any debt modification costs, and any gain or loss related to the disposition of assets. This is presented on an aggregate basis and a per share (diluted) basis. The Company defines "EBITDA" for a given period as income before income taxes less interest expense, loss on extinguishment of debt, depreciation and amortization, closure and impairment charges, non-cash stock-based compensation, gain or loss on disposition of assets and other charge backs as defined by its credit agreement. "Free cash flow" for a given period is defined as cash provided by operating activities, plus receipts from notes and equipment contracts receivable ("long-term notes receivable"), less principal payments on capital lease and financing obligations, the mandatory 1% of Term Loan principal balance repayment, and capital expenditures. "Segment EBITDA" for a given period is defined as gross segment profit plus depreciation and amortization as well as interest charges related to the segment. Management utilizes EBITDA for debt covenant purposes and free cash flow to determine the amount of cash remaining for general corporate and strategic purposes and for the return of cash to stockholders pursuant to our capital allocation strategy, after the receipts from long-term receivables, and the funding of operating activities, capital expenditures and debt service. Management believes this information is helpful to investors to determine the Company's adherence to debt covenants and the Company's cash available for these purposes. Adjusted EPS, EBITDA, free cash flow and segment EBITDA are supplemental non-GAAP financial measures and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with United States generally accepted accounting principles.

Disclaimer 2 de_logo+tag_3c_4CP.wmfIHOP.emfApplebees white.emfde_logo+tag_3c_4CP.wmfStock Performance

IHOP.emfApplebees white.emfde_logo+tag_3c_4CP.wmfComparison of Five-Year Cumulative Total Return DineEquity, S&P 500, and the Value Line Restaurants Index 4 Assumes $100 invested at the close of trading 12/31/2008 in DineEquity, Inc. common stock, Standard & Poor’s 500, and the Value Line Restaurants Index. *Cumulative total return assumes reinvestment of dividends. Source: Value Line Publishing LLC Performance Results Through 12/31/13 $210.12 $427.16 $365.14 $579.58 $753.28 $126.46 $145.51 $148.58 $172.35 $228.18 $128.10 $178.27 $235.12 $247.64 $328.57 $0.00 $100.00 $200.00 $300.00 $400.00 $500.00 $600.00 $700.00 $800.00 2008 2009 2010 2011 2012 2013 DineEquity, Inc. Standard & Poor's 500 Restaurants IHOP.emfApplebees white.emfde_logo+tag_3c_4CP.wmf

de_logo+tag_3c_4CP.wmfIHOP.emfApplebees white.emfde_logo+tag_3c_4CP.wmfOverview of DineEquity

2014 Share Price Performance DineEquity Outperformed the Restaurant Industry 5 90 95 100 105 12/31/2013 1/6/2014 1/12/2014 1/18/2014 1/24/2014 1/30/2014 2/5/2014 2/11/2014 2/17/2014 2/23/2014 3/1/2014 3/7/2014 3/13/2014 3/19/2014 3/25/2014 3/31/2014 4/6/2014 4/12/2014 4/18/2014 4/24/2014 4/30/2014 5/6/2014 5/12/2014 DineEquity, Inc. Standard & Poor's 500 Restaurants index* +1.6% -4.3% -7.7% *Restaurants index comprised of Denny’s, Bob Evans Farms, Cracker Barrel Old Country Store, Darden Restaurants, Brinker International, Ruby Tuesday, Red Robin Gourmet Burgers, Buffalo Wild Wings, The Cheesecake Factory, and Panera Bread

IHOP.emfApplebees white.emfde_logo+tag_3c_4CP.wmf7 99% franchised business model generates strong free cash flow with reduced volatility .Transformed asset-lite franchise business model drives strong, consistent cash flow generation .DineEquity has reduced its total debt by more than $1.05 billion since the end of 2007 (1) Applebee’s and IHOP are two iconic brands with #1 positions in their respective categories .With more than 3,600 restaurants system-wide, DineEquity is one of the largest full- service restaurant companies in the world .Expanding our footprint through non-traditional and international development Key Highlights of the DineEquity Story (1)Total debt includes long-term debt, capital lease obligations, financing obligations, current maturities of long-term debt, and current maturities of capital lease and financing obligations. Current capital allocation strategy that creates additional shareholder value and provides for an attractive dividend .Paid over $57 million in cash dividends in 2013 .Repurchased approximately $30 million of DineEquity’s common stock in 2013

IHOP.emfApplebees white.emfde_logo+tag_3c_4CP.wmf8 Committed and diverse franchisee base .As of December 31, 2013, there were 61 Applebee’s franchisees globally operating an average of approximately 33 units each .As of December 31, 2013, there were 348 IHOP franchisees globally operating an average of approximately 5 units each Innovative new product pipeline aimed at driving positive same-restaurant sales and traffic growth .Since the acquisition, 90% of Applebee’s menu has been upgraded or changed; New IHOP menu design launched in June 2013 with subsequent menu renovations Strong management team with longstanding history at DineEquity and in the restaurant industry .DineEquity’s CEO is a veteran of the restaurant industry and has over 16 years of experience in the Applebee’s and IHOP systems; over 40 years in the industry Fundamental approach to brand management .Continual innovation and evolution to ensure strong brands .Focus on advertising that resonates with guests, culinary creativity, remodels, and a strategy that further differentiates our strong brands Key Highlights of the DineEquity Story

IHOP.emfApplebees white.emfde_logo+tag_3c_4CP.wmf9 de_logo+tag_3c_4CP.wmfIHOP v2.pnghttp://2c2f06a14a9ade4267e6-fb8aac3b3bf42afe824f73b606f0aa4c.r92.cf1.rackcdn.com/tenantlogos/281.pngRoyalties ~4.5% Sale of Pancake / Waffle Dry-Mix Franchise Fees (1) Financing Revenues Rental Revenues Royalties ~4.0% Franchise Fees Note: IHOP revenue sources exclude advertising fund contributions from franchisees, which are recognized as revenue and a corresponding expense of franchise operations for accounting purposes. (1) Includes both a location fee and franchise fee. Varies depending on single or multi-restaurant agreement. Franchise fees are associated with franchise agreements and the revenue generated by this segment varies depending on the number of new franchise agreements in a given year. DineEquity Has Diversified Sources of Revenue

IHOP.emfApplebees white.emfde_logo+tag_3c_4CP.wmf10 Source: Company’s 2013 Form 10-K and First Quarter 2014 Form 10-Q filings. Applebee’s and IHOP are powerful brands with leading positions in their respective categories Dominant Presence Across the United States 6 4 151 30 76 22 49 36 20 1 4 1 57 19 7 8 32 21 3 5 8 32 190 229 40 24 19 31 20 7 2 5 5 8 11 23 51 12 14 27 15 28 22 30 61 7 3 39 6 35 2 0 2 109 41 69 30 58 42 28 12 3 113 77 17 37 93 86 5 8 12 42 103 117 27 14 16 25 18 21 12 5 19 27 22 66 47 58 44 58 11 23 34 17 73 6 8 58 12 26 0 14 1,569 domestic IHOP locations as of March 31, 2014 1,864 domestic Applebee’s locations as of March 31, 2014

IHOP.emf de_logo+tag_3c_4CP.wmfIHOP.emfApplebees white.emfde_logo+tag_3c_4CP.wmfDineEquity’s Strategy

IHOP.emfApplebees white.emfde_logo+tag_3c_4CP.wmfThe DineEquity story is one of strong and stable free cash flow 3 2 Maximize the Business Innovate and Evolve Strong Brands Manage Costs/ Minimal CAPEX 1 Facilitate Franchisee Development 2 3 Generate Strong Free Cash Flow 1 DineEquity is focused on generating free cash flow DineEquity’s Value Creation Strategy 12 Return Significant Free Cash Flow to Shareholders Debt Refinancing Opportunity Can Further Enhance Free Cash Flow DineEquity’s Strategy

IHOP.emfApplebees white.emfde_logo+tag_3c_4CP.wmf1 Operational Excellence .Continually improving operational execution at the restaurant level .Testing new service and guest interface models .Streamlining the menu, making it easier to execute and a better experience for our guests Marketing .Emphasis on promoting unique products and value offerings .New strategies and promotions to grow sales in each day part, including lunch and Late Night .September 2013 launch of ESPN Fan Zone in Applebee’s restaurants nationwide Advertising and Media .Ranked #2 on Fast Company’s 2013 annual list of Most Innovative Companies in Food .Developing exciting new campaigns, which reflect the broader changes for the brand Menu .Menu innovation – since December 2007, 90% of the menu has been upgraded or changed .Intense focus on 18-month pipeline of new and tested menu items .Frequent new rollouts, including the new grilled Vidalia® onion sirloin Remodel Development .New remodel package with 2014 completion goal .As of March 31, 2014, approximately 73% of the domestic system has the new look .Applebee’s franchisees are expected to open between 40 and 50 new restaurants in 2014, the majority of which are expected to be opened in the U.S.(1) .International growth is an opportunity .Focus on countries where we currently have a presence 13 Innovate and Evolve Applebee’s – One of the Best Known Casual Dining Brands (1)Source: Company financial performance guidance for fiscal 2014 reiterated on May 1, 2014. This is not an affirmation or reiteration of any guidance contained herein.

IHOP.emfApplebees white.emfde_logo+tag_3c_4CP.wmf1 Operational Excellence .Voice of the Guest scores reached all-time highs in December 2013 .Improving operations to drive sustainable and positive same-restaurant sales and traffic Marketing .Refining our marketing message and guest testimonial creative strategy .Communicating our value proposition effectively Advertising and Media .Maximizing media investment through an improved buying process .Expanding our reach through the use of digital and social media .Creating another valuable touchpoint for our guests Menu .Streamlining the menu and improving usability .New menu design launched in June 2013; Latest updated menu introduced in February 2014 .Building a pipeline of fresh offerings .Accelerating menu innovation to create items that are unique to IHOP Remodel Development .Next evolution of the remodel program in the test phase .IHOP franchisees and its area licensee are expected to develop between 40 and 50 new restaurants in 2014, the majority of which are projected to be opened in the U.S. (1) .International growth is an opportunity 14 Innovate and Evolve IHOP – Iconic Brand within Family Dining IHOP.emf(1)Source: Company financial performance guidance for fiscal 2014 reiterated on May 1, 2014. This is not an affirmation or reiteration of any guidance contained herein.

de_logo+tag_3c_4CP.wmfIHOP.emfApplebees white.emfde_logo+tag_3c_4CP.wmfFranchisee Development

IHOP.emfApplebees white.emfde_logo+tag_3c_4CP.wmf2 DineEquity Restaurant Count DineEquity is a 99% franchised system Note: As of December 31 2013, DineEquity’s company restaurant operations segment consisted of 23 Applebee's company-operated restaurants and 13 IHOP company-operated restaurants. Source: Company’s Form 10-K filings. .IHOP’s franchised restaurant base has grown by approximately 21% since the end of 2007 .During that time, 479 Applebee’s company-operated restaurants have been refranchised % Franchised 16 Facilitate Franchise Development 1,465 1,598 1,609 1,701 1,842 2,011 1,988 1,333 1,385 1,443 1,493 1,535 1,569 1,607 522 417 412 320 192 35 36 3,320 3,400 3,464 3,514 3,569 3,615 3,631 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 2007 84% 2008 88% 2009 88% 2010 91% 2011 95% 2012 99% 2013 99% Applebee's - Franchised IHOP - Franchised & Licensed Applebee's & IHOP - Company-Operated

IHOP.emfApplebees white.emfde_logo+tag_3c_4CP.wmf2 17 International: An Exciting Development Opportunity .Organizational changes were made to further enable international growth .Daniel del Olmo hired as President, International in December 2013 .International operations were consolidated into one group .In 2013, we made great strides towards growing our international presence .International development at IHOP exceeded the prior year by 50%(1) .IHOP was introduced to Saudi Arabia, Kuwait, and the Philippines .Applebee’s entered two new countries, Egypt and the Dominican Republic .DineEquity is uniquely positioned to offer two #1 U.S. brands to aspiring international franchisees (1)Source: Company’s 2013 Form 10-K filing. IHOP international development in 2013 included one area license opening.

IHOP.emfApplebees white.emfde_logo+tag_3c_4CP.wmf2 Source: Company’s 2013 Form 10-K and First Quarter 2014 Form 10-Q filings. .Applebee’s has 147 franchised restaurants internationally as of 3/31/2014 .Expanded into Egypt and the Dominican Republic in 2013 .IHOP has 58 franchised restaurants internationally as of 3/31/2014 .Expanded into the Middle East and the Philippines in 2013 18 International: An Exciting Development Opportunity & IHOP.emfIHOP.emfIHOP.emf de_logo+tag_3c_4CP.wmfIHOP.emfApplebees white.emfde_logo+tag_3c_4CP.wmf

Manage Costs

IHOP.emfApplebees white.emfde_logo+tag_3c_4CP.wmf3 General & Administrative Expenses Source: Company’s Form 10-K filings. (1)Comprised of actual IHOP G&A expenses plus pro forma Applebee’s G&A expenses as disclosed in the Company’s 2007 Form 10-K, less certain one-time costs primarily related to additional stock-based compensation triggered by the Applebee’s acquisition and severance costs for employees terminated in connection with the acquisition as well as costs related to the exploration of strategic alternatives for enhancing shareholder value. Leveraging Shared Services model to manage costs Legal Settlement (1) 20 Manage Costs Track Record of Tight G&A Management ($ in millions) $154 $193 $182 $158 $160 $156 $163 $144 $0 $50 $100 $150 $200 2007 2008 2009 2010 2011 2012 2013

IHOP.emfApplebees white.emfde_logo+tag_3c_4CP.wmf(1) Source: Company financial performance guidance for fiscal 2014 reiterated on May 1, 2014. This is not an affirmation or reiteration of any guidance contained herein (2) Source for 9.5% Senior Notes and Senior Secured Credit Facility (Term Loan): Company’s First Quarter 2014 Form 10-Q filing. 21 Manage Costs Minimal Cap Expenditures – Debt Refinancing Opportunity .Capital expenditures are expected to be approximately $10 million in 2014(1) .Debt refinancing opportunity •Current debt structure(2): –$761 million in 9.5% fixed interest rate bonds as of March 31, 2014 –$466 million in 3.75% variable interest Term Loan debt as of March 31, 2014 –The Company anticipates refinancing some or all of its long- term debt in 2014 if conditions are favorable 3

de_logo+tag_3c_4CP.wmfIHOP.emfApplebees white.emfde_logo+tag_3c_4CP.wmfFirst Quarter 2014 Financial Results

IHOP.emfApplebees white.emfde_logo+tag_3c_4CP.wmfFirst Quarter 2014 Highlights 23 Successes .IHOP continues robust performance with 3.9% increase in Q1 same- restaurant sales. Marks 4th consecutive quarter of positive sales .Generated Free Cash Flow of $50.3 million, of which 58% was returned to shareholders: -Paid a $0.75 first quarter 2014 dividend (~$14.3 million) -Repurchased ~ $15.0 million worth of DineEquity’s common stock during the quarter .Adjusted EPS of $1.26 exceeded the consensus of $1.14 Opportunities .Same-restaurant sales at Applebee’s decreased 0.5% in Q1 .We need to continue to work to drive profitable and sustainable traffic and sales!

de_logo+tag_3c_4CP.wmfIHOP.emfApplebees white.emfde_logo+tag_3c_4CP.wmfOur Strategy Produces Results

IHOP.emfApplebees white.emfde_logo+tag_3c_4CP.wmf.Refranchised 479 Applebee’s company-restaurants, increasing the Applebee’s system from 74% to 99% franchised .Initiated a capital allocation strategy in 2013, returning significant cash to shareholders in the form of dividend payments and share repurchases .Restored same-restaurant sales momentum at both brands —Re-engineered the menu to improve sales trends and franchisee profitability —Improved operational execution at both Applebee’s and IHOP Since acquiring Applebee’s in November 2007, DineEquity has: We Have Delivered What We Promised Source: Company’s 10-K and 10-Q filings 25

IHOP.emfApplebees white.emfde_logo+tag_3c_4CP.wmf.Reduced G&A by more than 25% from $193 million(1) in 2007 to approximately $144 million in 2013 —Implemented a Shared Services model to be more effective and efficient .Capitalized on the opportunity to reduce commodity costs through an independent purchasing co-op, which further differentiates our brands and helps to mitigate commodity inflation Since acquiring Applebee’s in November 2007, DineEquity has: We Have Delivered What We Promised Source: Company’s Form 10-K filings (1)Comprised of actual IHOP General & Administrative expenses plus pro-forma Applebee’s General & Administrative expenses as disclosed in the Company’s 2007 Form10-K. 26

IHOP.emfApplebees white.emfde_logo+tag_3c_4CP.wmf.Reduced total debt(1) from $2.4 billion at the end of 2008 to $1.4 billion at the end of 2013 —Consolidated leverage ratio(2) has declined from 6.8x at the end of 2008 to 4.8x at the end of 2013 .Generated approximately $722 million of free cash flow(3) since the beginning of 2008 —Reduced capital expenditures by 78% from $32 million in 2008 to $7 million in 2013 Since acquiring Applebee’s in November 2007, DineEquity has: We Have Delivered What We Promised Source: Company Form 10-K and Form 10-Q filings. (1)Total debt includes long-term debt, capital lease obligations, financing obligations, current maturities of long-term debt, and current maturities of capital lease and financing obligations. (2) Consolidated leverage ratio as defined in the Company’s Credit Agreement (3) Free Cash Flow defined as Cash Flows from Operating Activities, less Capital Expenditures, plus Principal Receipts from Notes, Equipment Contracts and Other Long-Term Receivables. 27

IHOP.emfApplebees white.emfde_logo+tag_3c_4CP.wmf.Evolve and innovate to drive consistent and sustainable positive same-restaurant sales and traffic .Extend the reach of DineEquity’s brands by expanding the international footprint and developing incremental franchised locations .Managing the capital structure to position the Company for long- term success – including opportunities to refinance the Company’s debt .Details on our capital allocation strategy after completion of the debt refinancing Summary: Strategy and Implementation Produces Results 28 What Lies Ahead: